LCM LANDMARK SERIES TRUST

Supplement to the Prospectus dated December 21, 2007

Supplement dated March 11, 2009

The Board of Trustees has determined to redeem all outstanding shares of each of the LCM Landmark Disciplined Growth Fund and the LCM Landmark Active Dividend Fund (each, a “Fund” and collectively, the “Funds”) and to cease operations of each Fund due to the adviser’s decision that it is no longer economically viable to continue managing the Funds as a result of the Funds’ small asset size and increasing regulatory and operating costs borne by the adviser.

The Funds are no longer accepting purchase orders for its shares and each Fund will close effective as of March 31, 2009. Shareholders may redeem Fund shares at any time prior to this closing date. Procedures for redeeming your account, including reinvested distributions, are contained in the section “How to Redeem Shares” of the Funds’ combined Prospectus. Any shareholders that have not redeemed their shares of a Fund prior to March 31, 2009 will have their shares automatically redeemed as of that date, with proceeds being sent to the address of record. If your Fund shares were purchased through a broker-dealer and are held in a brokerage account, redemption proceeds may be forwarded by the applicable Fund directly to the broker-dealer for deposit into your brokerage account.

Each Fund is no longer pursuing its investment objective. All holdings in each Fund’s portfolio are being liquidated, and the proceeds will be invested in money market instruments or held in cash. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional Fund shares, unless you have requested payment in cash.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax adviser regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account (IRA) or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another IRA within 60 days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you are the trustee of a qualified retirement plan or the custodian of a 403(b)(7) custodian account (tax-sheltered account) or a Keogh account, you may reinvest the proceeds in any way permitted by its governing instrument.

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 This supplement and the Prospectus provide the information a prospective investor should know about the Funds and should be retained for future reference. A Statement of Additional Information, dated December 21, 2007 has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (888) 526-5498.